UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         AUGUST 9, 2007 (AUGUST 8, 2007)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                   1-8696                        36-2664428
                   ------                        ----------
          (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


           777 COMMERCE DRIVE, SUITE 100, FAIRFIELD, CONNECTICUT 06825
           -----------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(B) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 8, 2007, Ben Marcovitch was removed from the Registrant's Board of Directors by unanimous vote of the other Directors. Mr. Marcovitch had joined the company's Board of Directors in February 2007.

The Registrant also advises that its involvement with Agrofrut E.U. (Agrofrut), a nutraceutical technology firm, will cease. Mr. Marcovitch's former spouse is the President and CEO of Agrofrut. Discussions and actions are underway regarding the $750,000 investment paid by CTT for a 5% ownership, and certain marketing and investment options in Agrofrut, as announced on April 10, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         COMPETITIVE TECHNOLOGIES, INC.
                                  (Registrant)


Dated: August 9, 2007                       By: /s/John B. Nano
                                            -------------------
                                            John B. Nano
                                            Chairman and Chief Executive Officer